Exhibit 99.1

CONVERTIBLE PROMISSORY NOTE

$500,000.00	May 15, 2006
Moon Township, Pennsylvania

                  FOR VALUE RECEIVED, the undersigned, Envirokare Composite Corp., a Delaware corporation ("Borrower"), hereby promises to pay to the order of NOVA Chemicals Inc., a Delaware corporation ("Lender"), at Lender's offices at 1550 Coraopolis Heights Road, Moon Township, Pennsylvania 15108, or such other place as the Lender hereof may designate in writing, the principal sum of Five Hundred Thousand and 00/100 Dollars ($500,000.00) (the "Loan") in lawful money of the United States of America and in immediately available funds, with interest on the unpaid principal balance from the date of this Note, until paid, at the Interest Rate provided herein.

                  1.   Interest.  Interest on the principal balance outstanding on this Note shall accrue at the per annum rate of nine percent (9.00%) (the "Interest Rate"), shall compound annually and shall accrue on any outstanding balance and unpaid interest for the period of time beginning on the date hereof and continuing through and including the Maturity Date (as defined below).  Interest shall be computed on the basis of a 365 day year (or 366 day year as applicable) and the actual number of days elapsed.

                  2.  Terms and Conditions of Payments.  The principal amount of this Note, together with all interest and other sums owed to Lender pursuant to any other terms and conditions hereof, shall be due and payable, by Borrower, on the Maturity Date (as defined below).

                  3.  Maturity Date.  All amounts owed under this Note shall be due and payable on May 15, 2008 (the "Maturity Date").

                  4.   Prepayment.  This Note may be prepaid in full or in part at any time without payment of any penalty or premium of any kind or nature; provided, however, that prior to any such prepayment, Borrower shall provide a written notice to Lender and Lender shall have the right to convert all or a portion of the principal amount of, and accrued interest on, this Note prior to such prepayment.  Together with such prepayment, Borrower shall pay to Lender all interest accrued on the portion so prepaid and any other amounts then due under the Loan Documents (as defined below).

                  5.  Security.  This Note is secured by that certain Pledge and Security Agreement dated of as of the date hereof (the "Pledge Agreement"), executed by Borrower in favor of Lender, which grants to Lender, among other things, a first priority security interest in all of Borrower's membership interest in LRM Industries LLC, a Delaware limited liability company ("LRM"), and the related collateral described therein (the "Collateral").  The obligations of Borrower under this Note and the other Loan Documents (as defined below) are guaranteed by that certain Guaranty, dated as of the date hereof (the "Guaranty"), executed by Envirokare Tech, Inc., a Nevada corporation and the holder of all of the issued and outstanding shares of capital stock of Borrower ("Parent"), in favor of Lender. This Note, the Pledge Agreement, the Guaranty and all other documents or instruments given by Borrower and accepted by Lender for purposes of evidencing, securing or perfecting the indebtedness evidenced by this Note are collectively referred to as the "Loan Documents."  All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Pledge Agreement.

                  6.  Events of Default and Remedies.  Any one of the following occurrences shall constitute an "Event of Default" under this Note:

                                    (a)  Borrower's Failure to Pay.  Borrower shall fail to pay all outstanding principal and accrued and unpaid interest within sixty (60) days after the Maturity Date.

                                    (b)  Breaches of Covenants.  Borrower shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or the other Loan Documents and such failure shall continue for sixty (60) days after Borrower's receipt of a written notice from Lender of such failure to perform.

                                    (c)  Voluntary Bankruptcy or Insolvency Proceedings.  Borrower or LRM shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or substantially all of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of any of its creditors, (iv) be dissolved or liquidated, or (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it.

                                    (d)  Involuntary Bankruptcy or Insolvency Proceedings.  Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Borrower, LRM or of all or substantially all of their respective property, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Borrower, LRM or their respective debts under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.

                                    (e)   Loan Documents.  Any Loan Document or any material term thereof shall cease to be, or be asserted by Borrower or, in the case of the Guaranty Agreement, by Parent not to be, a legal, valid and binding obligation of Borrower or Parent, as applicable, enforceable in accordance with its terms or if the Liens of the Pledge Agreement shall cease to be, or be asserted by Borrower not to be, valid perfected Liens.

                                    Upon the occurrence of any Event of Default hereunder, the entire unpaid principal balance and accrued but unpaid interest of this Note shall, upon written notice delivered by Lender to Borrower (except that no such notice is required for an Event of Default under clauses (c) or (d) above), immediately become due and payable, and Lender shall have and may exercise any and all rights and remedies available to it at law or in equity and also any and all rights and remedies provided in the Loan Documents.

                  7.   Remedies Cumulative.  The remedies of Lender, as provided herein or in the other Loan Documents, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall arise.  No act of omission or commission by Lender, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Lender and then only to the extent specifically recited therein.  A waiver or release with reference to any one event shall not be construed as continuing as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

                  8.  Conversion.  At any time, upon written notice delivered to Borrower and Parent, Lender may elect to convert all or a portion of the outstanding principal balance of, and accrued and unpaid interest on, this Note into the number of shares of Parent's Common Stock obtained by dividing (a) the amount of principal and accrued interest on this Note to be converted by (b) $0.45.  No fractional shares of Parent's Common Stock will be issued upon any conversion of this Note.  As promptly as practicable after any conversion of this Note, (a) Parent at its expense will issue and deliver to Lender, upon surrender of this Note to Borrower, a certificate or certificates for the number of full shares of Parent's Common Stock issuable upon such conversion, and (b) if Lender elects to convert less than all of the principal and accrued interest on this Note, Borrower at its expense will issue and deliver to Lender a new Note in the aggregate principal not so converted.

                  9.  Collection Expenses.  Borrower promises to pay on demand all fees, costs and expenses of Lender in connection with the collection of amounts due hereunder, including, without limitation, attorneys' fees and expenses incurred in connection therewith (including, without limitation, in the nature of a "workout" or in connection with any insolvency or bankruptcy proceedings or otherwise).

                  10.   Miscellaneous.

                                    (a)   The provisions of this Note may not be waived, changed or discharged orally, but only by an agreement in writing signed by Borrower and Lender; and any oral waiver, change or discharge of any term or provision of this Note shall be without authority and of no force or effect.  The invalidity or unenforceability of this Note or any term or provision herein shall not affect the validity or enforceability of any other term or provision herein.

                                    (b)   Any notice, report, demand or other instrument authorized or required to be given or furnished under this Note ("Notices") shall be in writing and shall be given as follows:  (i) by hand delivery; (ii) by deposit in the United States mail as first class certified mail, return receipt requested, postage paid; (iii) by facsimile transmission or (iv) by overnight nationwide commercial courier service, in each case, to the party intended to receive the same at the following address(es):

                                    If to Borrower
                                    or Parent:                     Envirokare Composite Corp.
                                                                        641 Lexington Avenue, 14th Floor
                                                                        New York, New York  10022
                                                                        Attention:  President

                                    If to Lender:                 NOVA Chemicals Inc.
                                                                        1550 Coraopolis Heights Road
                                                                        Moon Township, Pennsylvania  15108
                                                                        Attention:  Senior Vice President, Legal

                  Notice delivered in accordance with the foregoing shall be effective (i) when delivered, if delivered personally, (ii) on the next business day after being delivered in the United States (properly addressed and all fees paid) for overnight delivery service to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery (iii) when sent by facsimile transmission to the number set forth above or to such other number as a party may have fixed by notice, acknowledged by an appropriate facsimile receipt and confirmed by mail as provided above or (iv) five (5) days after being deposited (properly addressed and stamped for first-class delivery) in a daily serviced United States mail box.  Notice for any party may be given by its respective counsel.

                                    (c)    Time is of the essence of this Note and each of the provisions hereof.

                                    (d)   Borrower, for itself, its heirs, legal representatives, successors and assigns, waives presentment, demand, protest and notice of dishonor and waives any right to be released by reason of any extension of time or change in terms of payment or any change, alteration or release of any security given for the payment hereof.

                                    (e)   The obligation to pay Lender shall be absolute and unconditional and the rights of Lender shall not be subject to any defense, setoff, counterclaim or recoupment or by reason of any indebtedness or liability at any time owing by Lender to Borrower or LRM.

                                    (f)    All agreements between Borrower and Lender are expressly limited so that in no event or contingency whatsoever, whether by reason of the advancement of the proceeds of this Note, acceleration of maturity of the unpaid principal balance, or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance, or detention of the money to be advanced under this Note exceed the highest lawful rate permissible under applicable usury laws.  If, under any circumstances whatsoever, fulfillment of any provisions of this Note or the other Loan Documents, after timely performance of such provision is due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction deems applicable, then, ipso facto, the obligations to be fulfilled shall be reduced to the limit of such validity, and if, under any circumstances whatsoever, Lender shall ever receive as interest an amount that exceeds the highest lawful rate, the amount that would be excessive interest shall be applied to the reduction of the unpaid principal balance under this Note and not to the payment of interest, or, if such excessive interest exceeds the unpaid balance of principal under this Note, such excess shall be refunded to Borrower.  This provision shall control every other provision of all agreements between Borrower and Lender.

                                    (g)   Borrower and Parent hereby consent to the exclusive jurisdiction of the state courts of the State of New York or the United States Federal District Court for the Southern District of New York, waive any objections to such venue, waive personal service of any and all process upon it, consent to service of process by registered mail directed to it at the address stated above, and acknowledge that service so made shall be deemed to be completed upon actual delivery thereof (whether accepted or refused).  THE PARTIES HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO.

                                    (h)   This Note shall be governed by, construed and enforceable in accordance with the laws of the State of New York, excluding its conflict of laws rules.

                                    (i)   This Note shall inure to the benefit of Lender and its successors and assigns.

[Signature page to Note.]

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the date first above written.

                  BORROWER:

                  ENVIROKARE COMPOSITE CORP.,
                  a Delaware corporation

                  By:       /s/ Nicholas Pappas
                  Name:  Nicholas Pappas
                  Title:    CEO

                  PARENT (solely with respect to Section 8 and Section 10)

                  ENVIROKARE TECH, INC., a Nevada corporation

                  By:       /s/ Nicholas Pappas
                  Name:  Nicholas Pappas
                  Title:    CEO